Advanced BioMedical Technologies, Inc. 10-Q

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced BioMedical Technologies, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Hui Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)       The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 19, 2017

/s/ Hui Wang
Hui Wang, Director and Chief Executive Officer